UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2013

CLEAN HARBORS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive, Norwell, Massachusetts	02061-9149
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 792-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2013, Clean Harbors, Inc. (the “Company”) announced the appointment of Michael Battles as the Company’s Chief Accounting Officer, effective as of September 24, 2013.  The press release announcing Mr. Battles’ appointment is furnished as Exhibit 99 to this Form 8-K.  Mr. Battles will also serve as the Company’s Senior Vice President and Corporate Controller.  For the past 12 years, Mr. Battles has served in a variety of senior financial positions at PerkinElmer Inc., a global leader in human and environmental health. Most recently, he was Vice President and Chief Financial Officer of PerkinElmer’s Human Health business. He directed the financial planning across each of the business units within Human Health driving operating performance. Prior to his role in Human Health, he served as Chief Accounting Officer for several years and Acting Chief Financial Officer during a one-year search period.

The terms of Mr. Battles’ employment with the Company are set forth in an accepted employment offer letter.  In addition to eligibility for the Company’s standard benefits, Mr. Battles will be eligible to receive bonuses under the Company’s Management Incentive Plan (“MIP”) and an Individual Bonus Plan and to participate in the Company’s Performance-Based Restricted Stock Program and Time-Based Restricted Stock Program.

There are no arrangements or understandings between Mr. Battles and any other person pursuant to which Mr. Battles was selected as an officer of the Company.  Mr. Battles does not have any family relationship with any director or officer of the Company.  Mr. Battles does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Effective as of the date of Mr. Battles’ appointment, John R. Beals, who, prior to such time, was the Company’s Chief Accounting Officer and Corporate Controller, will relinquish such roles.  Mr. Beals will serve as the Company’s Senior Vice President, Finance and assist with the transition in a full-time capacity through mid-2014.

The Company is disclosing this information in accordance with Items 5.02(b) and (c) of Form 8-K.

Item 9.01.                Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed or furnished herewith:

	10.55	Michael Battles accepted offer letter effective as of September 24, 2013.

	99.1	Press release of Clean Harbors, Inc. issued September 26, 2013: Clean Harbors Names Michael Battles SVP, Corporate Controller and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

September 30, 2013	/s/ James M. Rutledge
James M. Rutledge,
Vice Chairman, President and Chief Financial Officer